UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 5, 2004

IMCLONE SYSTEMS INCORPORATED

(Exact name of Registrant as Specified in Charter)

Delaware	0-19612	04-2834797
(State of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

180 Varick Street, 6th Floor New York, New York 10014
(Address of Principal Executive Offices) (Zip Code)

(212) 645-1405
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 5.           Other Events and Required FD Disclosure

ImClone Systems Incorporated (the “Company”) issued various joint press releases with Bristol-Myers Squibb Company and Merck KGaA, Darmstadt, Germany, in connection with data presented at the Annual Meeting of the American Society of Clinical Oncology held June 5-8, 2004.  The press releases announced (1) the results of a Phase III study of ERBITUX™ (Cetuximab) and high-dose radiation in locally advanced head and neck cancer, (2) a summary of scientific data evaluating ERBITUX in colorectal cancer, (3) the results of a Phase III trial of the Company’s BEC2 cancer vaccine in patients with small cell lung carcinoma, (4) a summary of scientific data evaluating ERBITUX in advanced non-small-cell lung cancer, and (5) a summary of scientific data evaluating ERBITUX in head and neck cancer.

Copies of the press releases are attached hereto as exhibits and incorporated herein by reference.

Item 7.                                                           Financial Statements, Pro Forma Financial Information and Exhibits

(c)                                  Exhibits

Exhibit No.	Exhibit Title

99.1	Press release of ImClone Systems Incorporated dated June 5, 2004.

99.2	Press release of ImClone Systems Incorporated dated June 6, 2004.

99.3	Press release of ImClone Systems Incorporated dated June 7, 2004.

99.4	Press release of ImClone Systems Incorporated dated June 7, 2004.

99.5	Press release of ImClone Systems Incorporated dated June 8, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMCLONE SYSTEMS INCORPORATED

By:	/s/ Clifford R. Saffron

	Name:	Clifford R. Saffron
	Title:	Senior Vice President, Legal and General Counsel

Date:  June 14, 2004

EXHIBIT INDEX

Exhibit No.	Exhibit Title

99.1	Press release of ImClone Systems Incorporated dated June 5, 2004.

99.2	Press release of ImClone Systems Incorporated dated June 6, 2004.

99.3	Press release of ImClone Systems Incorporated dated June 7, 2004.

99.4	Press release of ImClone Systems Incorporated dated June 7, 2004.

99.5	Press release of ImClone Systems Incorporated dated June 8, 2004.